AMENDMENT NO. 1 TO
ESCROW AGREEMENT

(Subscription Escrow Agreement)

THIS AMENDMENT NO. 1 TO ESCROW AGREEMENT (this “Amendment”), dated as of June 27, 2012, is made by and among Sunity Online Entertainment Limited (“Issuer”), ICM Capital Markets Ltd. (“Depositor”, and together with Issuer, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, N.A. (the “Escrow Agent”).

RECITALS

WHEREAS, the Parties and the Escrow Agent entered into an Escrow Agreement dated as of May 16, 2012 (the “Escrow Agreement”).

WHEREAS, the Parties desire to amend certain provisions of the Escrow Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties and the Escrow Agent, intending to be legally bound, hereby agree as follows:

AMENDMENT

1.                  Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Escrow Agreement.

2.                  Amendments to Escrow Agreement.

(a)                Minimum Offering Amount.

(i) The definition of “Minimum Offering Amount” in the first “WHEREAS” clause of the Escrow Agreement is hereby deleted and the following new definition shall be substituted in lieu thereof:

"The Issuer proposes to sell a minimum of 1,000,000 ADSs (the “Minimum Offering Amount”)”

(ii) The reference to “($4,000,000.00)” in Section 3 of the Escrow Agreement is hereby deleted and the dollar amount “($5,000,000.00)” shall be substituted in lieu thereof.

(b)               Termination Date. The definition of “Termination Date” in Section 3 of the Escrow Agreement is hereby deleted and the following new definition shall be substituted in lieu thereof:

" In no event shall the Offering Closing Date be later than September 28, 2012 (the “Termination Date”).”

3.                  Ratification. Except as expressly amended hereby, all of the terms, provisions and conditions of the Escrow Agreement are hereby ratified and confirmed in all respects by each Party and the Escrow Agent hereto and, except as expressly amended hereby, are, and hereafter shall continue, in full force and effect.

4.                  Entire Agreement. This Amendment and the Escrow Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, both written and oral, between the Parties and the Escrow Agent with respect thereto.

5.                  Conflicting Terms. In the event of any inconsistency or conflict between the Escrow Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

6.                  Amendments. No amendment, supplement, modification or waiver of this Amendment shall be binding unless executed in writing by all parties hereto.

7.                  Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Each party hereto shall be entitled to rely on a facsimile or “PDF” signature of any other party hereunder as if it were an original.

8.                  Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.

9.                  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

SUNITY ONLINE ENTERTAINMENT LIMITED

By /s/ Zhang Fan

Name: Zhang Fan

Title: CEO

ICM CAPITAL MARKETS LTD.

By: /s/ Averell Satloff

Name: Averell Satloff

Title: Managing Director

JPMORGAN CHASE BANK, NA,

As Escrow Agent

By: /s/ Gregory P. Shea

Name: Gregory P. Shea

Title: Vice President

Signature Page to Amendment No. 1 to Escrow Agreement